SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 28, 2007
The Cronos Group
(Exact name of registrant as specified in its charter)
Luxembourg
(State or Other Jurisdiction of Incorporation)

0-24464	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)
5, rue Guillaume Kroll, L-1882 Luxembourg
(Address of principal executive offices) (Zip Code)
(352) 26.48.36.88
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.*
     On June 28, 2007, the Registrant, The Cronos Group (the “Company”) (Nasdaq: CRNS), is mailing its 2006 annual report (the “2006 Annual Report”) to its shareholders. The 2006 Annual Report includes the Company’s 2006 annual report on Form 10-K (filed with the Securities and Exchange Commission on March 16, 2007). The Company is including with its 2006 Annual Report its 2006 consolidated financial statements (the “2006 Consolidated Financial Statements”) and its 2006 unconsolidated financial statements (the “2006 Unconsolidated Financial Statements”). Copies of the 2006 Consolidated Financial Statements and 2006 Unconsolidated Financial Statements are included as Exhibits 99.1 and 99.2, respectively, to this report.
     Concurrently with its mailing of its 2006 Annual Report, 2006 Consolidated Financial Statements, and 2006 Unconsolidated Financial Statements, the Company is also mailing to its shareholders its definitive proxy statement, dated June 22, 2007 (“Proxy Statement”) in connection with the Company’s special meetings of shareholders, scheduled to be held on August 1, 2007, to consider the proposed sale of all of the Company’s assets to CRX Acquisition Ltd., and other matters.
     The Company’s 2006 Form 10-K report includes the consolidated balance sheets of the Company as of December 31, 2006 and 2005, and the related consolidated statements of income, shareholders’ equity, and cash flows for each of the three years ended December 31, 2006. These financial statements are accompanied by the report of Deloitte & Touche, LLP, which conducted its audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).
     The 2006 Consolidated Financial Statements and the 2006 Unconsolidated Financial Statements are separately prepared in accordance with International Accounting Standards as adopted by Luxembourg for distribution to the shareholders of the Company under Luxembourg law, as the Company is a Luxembourg holding company (a société anonyme holding).
     The 2006 Consolidated Financial Statements are accompanied by the Director’s Report dated March 29, 2007, and the report of Deloitte SA, the Company’s Luxembourg independent auditor. Note 24 to the 2006 Consolidated Financial Statements includes a reconciliation between accounting principles generally accepted in the United States and International Accounting Standards as adopted by Luxembourg and includes additional disclosures for Luxembourg statutory purposes.
     The 2006 Unconsolidated Financial Statements of The Cronos Group include the balance sheet of The Cronos Group at December 31, 2006 and 2005, and statements of profit and loss for the years ended December 31, 2006 and 2005. The 2006 Unconsolidated

*	The information in this report furnished pursuant to Item 2.02, and Exhibits 99.1 and 99.2 attached to this report, should not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Financial Statements are accompanied by the Directors’ Report dated March 29, 2007, and the report of the Company’s “Commissaire aux Comptes,” Fiduciaire Probitas S.à r.l. (“Fiduciaire Probitas”), dated April 10, 2007. Under its mandate, the Commissaire aux Comptes is not required to give an opinion on the financial statements, and accordingly Fiduciaire Probitas has not verified the 2006 Unconsolidated Financial Statements in accordance with International Accounting Standards as adopted by Luxembourg.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

99.1	Consolidated Financial Statements of the Company as of December 31, 2006 and 2005 and for the Years Ended December 31, 2006, 2005 and 2004, and Independent Auditor’s Report.

99.2	Unconsolidated Financial Statements of the Company as of December 31, 2006, together with Directors’ and Commissaire’s Reports.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRONOS GROUP
By:	/s/ Elinor A. Wexler
Elinor A. Wexler
Assistant Secretary

Date: June 28, 2007

EXHIBIT INDEX

Exhibit 99.1	Consolidated Financial Statements of the Company as of December 31, 2006 and 2005 and for the Years Ended December 31, 2006, 2005 and 2004, and Report of Independent Auditor.

Exhibit 99.2	Unconsolidated Financial Statements of the Company as of December 31, 2006, together with Director’s and Commissaire’s Reports.